EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Peak Audio, Inc. 2001 Stock Plan of our report dated April 30, 2001, with respect to the consolidated financial statements of Cirrus Logic, Inc. included in its Annual Report (Form 10-K) for the year ended March 31, 2001, filed with the Securities and Exchange Commission.


                                         /s/ Ernst & Young LLP

Austin, Texas
June 21, 2001